Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Twenty Services, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jack C. Bridges, Executive Vice-President of the Company, certify, pursuant to 18 U.S.C. § 906 of the Sarbanes-Oxley Act of 2002, that:

(3)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JACK C. BRIDGES
Jack C. Bridges
Executive Vice-President

March 30, 2004
Date